UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005

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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(Former name or former address, if changed since last report)
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 Item  4.01   Changes in Registrant's Certifying Accountants

On June 6, 2005, Gibraltar Industries, Inc. ("Gibraltar") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Board of Directors of Gibraltar.

The reports of PwC on the financial statements of Gibraltar as of and for the years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003, and through June 6, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2004 and 2003, and through June 6, 2005.  During the course of the 2004 integrated audit, PwC identified two significant deficiencies in the Registrant's controls over financial reporting.  The first related to the calculation of reserves for the Registrant's self insured worker's compensation insurance.  The Registrant made an adjustment during the year-end closing process to reflect the appropriate reserve for its self insured worker's compensation insurance. The second deficiency was identified because Gibraltar's third party payroll processor was unable to provide a Type 2 SAS 70 report that covered the Processor's location where the Registrant's payroll was processed. Gibraltar's decision to dismiss PwC did not result from these issues.

The Registrant requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the foregoing statements. A copy of such letter, dated June 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

16.1     Letter of PricewaterhouseCoopers regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005              GIBRALTAR INDUSTRIES, INC.

                                                             /S/  David W. Kay

                                                         Name: David W. Kay
                                                        Title:   Chief Financial Officer

EXHIBIT INDEX

16.1     Letter of PricewaterhouseCoopers regarding change in certifying accountants.